UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2024

NATIONAL BANKSHARES, INC.

(Exact name of Registrant as specified in its charter)

Virginia	0-15204	54-1375874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Hubbard Street
Blacksburg, Virginia 24060
(Address of principal executive offices) (Zip Code)

(540) 951-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NKSH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On January 23, 2024, National Bankshares, Inc., a Virginia corporation (the “Company”), The National Bank of Blacksburg, a national banking association and wholly-owned bank subsidiary of the Company (the “Bank”), and Frontier Community Bank, a Virginia chartered commercial bank (“FCB”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which FCB will merge with and into the Bank, with the Bank as the surviving bank (the “Merger”). The Boards of Directors of each of the Company, the Bank and FCB have unanimously approved the Merger Agreement.

Upon completion of the Merger, each outstanding share of FCB’s common stock will be exchanged, at the election of each FCB shareholder (subject to allocation as described below), for either (i) $14.48 in cash, or (ii) 0.4250 shares of the Company’s common stock, plus cash in lieu of any fractional shares. FCB shareholders can elect to receive cash or shares of the Company’s common stock in the Merger, provided that 90% of the outstanding shares of FCB’s common stock will be exchanged for shares of the Company’s common stock and 10% of the outstanding shares of FCB’s common stock will be exchanged for cash. If FCB shareholders elect cash in excess of the 10% limit, then the cash elections will be prorated and converted to stock elections to the extent necessary to reduce the cash elections to the 10% limit. If FCB shareholders elect stock in excess of the 90% limit, then the stock elections will be prorated and converted to cash elections to the extent necessary to reduce the stock elections to the 90% limit; provided, however, that the Company has the right to increase the limit so that greater than 90% of the shares of FCB’s common stock will be exchanged for shares of the Company’s common stock and the remaining percentage of the shares of FCB’s common stock will be exchanged for cash.

Upon completion of the Merger, each outstanding option to purchase shares of FCB’s common stock, whether vested or unvested, will be cancelled and converted into the right to receive a cash payment in an amount equal to the product of (i) the difference between (a) $14.48 and (b) the per share exercise price of such option and (ii) the number of shares of FCB common stock subject to such option. If the exercise price is greater than or equal to $14.48, then the option will be cancelled without any payment.

The Merger Agreement provides that, at the effective time of the Merger, the respective Boards of Directors of the Company and the Bank will each be increased in size by one, and a current member of the Board of Directors of FCB will be appointed to the Boards of Directors of the Company and the Bank.

The Merger Agreement contains customary representations, warranties and covenants from each of the Company, the Bank and FCB. The consummation of the Merger is subject to various conditions, including (i) approval of the Merger Agreement and the Merger by holders of more than two-thirds of the outstanding shares of FCB’s common stock, (ii) receipt of all required regulatory approvals, (iii) the absence of any order, decree or injunction prohibiting the closing of the Merger, (iv) the effectiveness of the Registration Statement on Form S-4 to be filed by the Company with the Securities and Exchange Commission (the “SEC”) with respect to the Company’s common stock to be issued in the Merger, and (v) the approval of the listing on the Nasdaq Capital Market of the shares of the Company’s common stock to be issued in the Merger. Each party’s obligation to consummate the Merger is further subject to certain other conditions, including the accuracy of the representations and warranties of the other party, compliance of the other party with its covenants, the absence of any material adverse effect with respect to the other party, and receipt from the party’s legal counsel of its opinion to the effect that the Merger will qualify as a reorganization under Section 368(a) of the Internal Revenue Code. In addition, the Company’s obligations to complete the Merger is subject to the condition that not more than 10% of the outstanding shares of FCB’s common stock constitute dissenting shares under the Merger Agreement.

The Merger Agreement contains certain termination rights for both the Company and FCB. Upon termination of the Merger Agreement in certain circumstances, including if FCB agrees to be acquired other than by the Company, FCB will pay the Company a termination fee of $685,000.

Subject to the satisfaction or waiver of the various conditions for closing, the parties anticipate completing the Merger in the second quarter of 2024.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or conditions. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or FCB, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with other information regarding the Company, FCB, their respective affiliates and businesses, the Merger Agreement and the Merger that will be contained in or incorporated by reference into the Registration Statement on Form S-4 of the Company that will include a prospectus of the Company and a proxy statement of FCB, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that the Company makes with the SEC.

Support and Non-Competition Agreements

In connection with the execution of the Merger Agreement, all of the directors and executive officers of FCB entered into support and non-competition agreements with the Company (the “Support Agreements”) pursuant to which such individuals, in their capacities as shareholders of FCB, have agreed, among other things, to vote their respective shares of FCB common stock in favor of the approval of the Merger Agreement and the Merger and, with respect to directors of FCB, to certain non-competition and non-solicitation covenants.

The foregoing description of the Support Agreements is not complete and is qualified in its entirety by reference to the form of Support Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2024, the Company’s Board of Directors appointed Lara E. Ramsey as a new director of the Company, effective immediately. Ms. Ramsey has served as Executive Vice President and Chief Operating Officer of the Company since May 2023 and has served in various senior officer positions with the Company and the Bank since 1996.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 23, 2024, the Company’s Board of Directors adopted amendments to Article II, Section 2.2 of the Company’s Bylaws, effective immediately, to (i) increase the number of directors of the Company from 11 to 12 and (ii) change the age limit for a director to be renominated to the Board from 73 to 75. A copy of the Company’s Bylaws, as amended and restated, is attached as Exhibit 3.2 hereto and is incorporated herein by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On January 24, 2024, the Company released a presentation to investors about the Merger. The presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference into this Item 7.01.

This information (including Exhibit 99.2) is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Events.

On January 24, 2024, the Company and FCB issued a joint press release announcing that the Company, the Bank, and FCB have entered into the Merger Agreement. The joint press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 23, 2024, by and among National Bankshares, Inc., The National Bank of Blacksburg and Frontier Community Bank.

3.2	Amended and Restated Bylaws of National Bankshares, Inc.

99.1	Form of Support and Non-Competition Agreement.

99.2	Investor Presentation dated January 24, 2024.

99.3	Joint Press Release dated January 24, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy securities of the Company or a solicitation of any vote or approval. The Company will file a Registration Statement on Form S-4 and other documents regarding the proposed Merger with the SEC to register the shares of the Company’s common stock to be issued to the shareholders of FCB. The registration statement will include a proxy statement of FCB and a prospectus of the Company. A definitive proxy statement/prospectus will be sent to the shareholders of FCB in advance of its special meeting of shareholders that will be held to consider the proposed Merger. Before making any voting or investment decision, investors and shareholders are urged to read carefully the proxy statement/prospectus and any other relevant documents to be filed with the

SEC in connection with the proposed transaction because they contain important information about the Company, FCB and the proposed transaction. Investors and shareholders of both companies are also urged to carefully review and consider the Company’s public filings with the SEC, including, but not limited to, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and proxy statements. Investors and shareholders may obtain a free copy of these documents (when available) through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, without charge, from the Company at www.nationalbankshares.com under the tab “Financial Reports - SEC Filings” or by directing a request to National Bankshares, Inc., 101 Hubbard Street, Blacksburg, Virginia 24060, Attention: Investor Relations. The information on the Company’s website is not, and shall not be deemed to be, a part of this report or incorporated into other filings the Company makes with the SEC.

The Company, FCB and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of FCB in connection with the proposed Merger. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the Company’s proxy statement in connection with its annual meeting of shareholders, as previously filed with the SEC on March 24, 2023. Information about the directors and executive officers of FCB and their ownership of FCB’s common stock may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information regarding the interests of these participants and other persons who may be deemed participants in the proposed Merger may be obtained by reading the proxy statement/prospectus regarding the Merger transaction when it becomes available.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and the documents incorporated herein by reference may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the proposed Merger, (ii) the Company’s and FCB’s plans, obligations, expectations and intentions and (iii) other statements presented herein that are not historical facts. Words such as “anticipates,” “believes,” “intends,” “should,” “expects,” “will,” and variations of similar expressions are intended to identify forward-looking statements. These statements are based on the beliefs of the respective managements of the Company and FCB as to the expected outcome of future events and are not guarantees of future performance. These statements involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, and degree of occurrence. Results and outcomes may differ materially from what may be expressed or forecasted in forward-looking statements. Factors that could cause results and outcomes to differ materially include, among others, the ability to obtain required regulatory and shareholder approvals and meet other closing conditions to the transaction; the ability to complete the Merger as expected and within the expected timeframe; disruptions to customer and employee relationships and business operations caused by the Merger; the ability to implement integration plans associated with the Merger, which integration may be more difficult, time-consuming or costly than expected; the ability to achieve the cost savings and synergies contemplated by the Merger within the expected timeframe, or at all; changes in local and national economies, or market conditions; changes in interest rates; regulations and accounting principles; changes in policies or guidelines; loan demand and asset quality, including real estate and other collateral values; deposit flow; the impact of competition from traditional or new sources; and the other factors detailed in the Company’s publicly filed documents, including its Annual Report on Form 10-K for the year ended December 31, 2022. The Company and FCB assume no obligation to revise, update, or clarify forward-looking statements to reflect events or conditions after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL BANKSHARES, INC.

Date: January 24, 2024	By:	/s/ F. Brad Denardo
F. Brad Denardo
President and Chief Executive Officer